                                                                   Exhibit 10.21

                               SciQuest.com, Inc.

                             5151 McCrimmon Parkway
                                   Suite 208
                             Morrisville, NC 27560

                                October 19, 1999

                                                       STRICTLY CONFIDENTIAL
                                                       ---------------------

Monsanto Company
800 N. Lindbergh
St. Louis, MO 63167
Attn. Darrel Kalbfleisch

     Re:  Strategic Relationship between SciQuest.com, Inc. ("SciQuest") and
          ------------------------------------------------------------------
          Monsanto ("Monsanto")
          ---------------------

Dear :

     This Letter Agreement, together with the attached Term Sheet, set forth the general terms and conditions of the proposed business transaction between SciQuest and Monsanto. The proposed business transaction will involve Monsantoagreeing to utilize SciQuest as its exclusive third party direct laboratory products electronic aggregator for North America and to grant SciQuest a right of first offer to act as its exclusive third party direct laboratory products electronic aggregator for territories outside of North America ("Third Party Aggregator"). This Agreement constitutes a binding agreement to consummate the transactions described herein, except as expressly provided in the Term Sheet. The summary of important terms and conditions of the proposed transaction and the intentions of the parties are set forth herein and in the attached Term Sheet, the terms of which are incorporated herein by reference.

     1.  Definitive Agreements.  The terms, conditions and intentions set forth
         ---------------------
herein and in the Term Sheet are to be supplemented by mutually acceptable, additional agreements to be negotiated and executed by SciQuest and Monsanto("Additional Agreements"). Such Additional Agreements shall contain such warranties, representations, covenants, agreements that are typically found in transactions of the type contemplated herein in addition to such other provisions agreed to by the parties at that time. SciQuest and Monsantowill cooperate with each other to the fullest extent in connection with the prompt negotiation and execution of Additional Agreements and other necessary documentation.

     2.  Confidentiality and Trade Secrets.  In the performance of this Letter
         ---------------------------------
Agreement, each party may disclose to the other certain Proprietary Information. For the purposes of this Letter Agreement, (i) "Proprietary Information" means Trade Secrets and any other information that is of value to its owner and is treated as confidential and includes proprietary information received from Monsanto's Purchasing Department; (ii) "Trade Secrets" means business or technical information, including, but not limited to, a formula, pattern, program, device, compilation of information, method, technique, or process that:
(y) derives independent actual or potential commercial value from not being generally known or readily ascertainable through independent development or reverse engineering by persons who can obtain economic value from its disclosure or use; and (z) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; (iii) "Owner" refers to the party disclosing Proprietary Information hereunder, whether such party is SciQuest or Monsanto and whether such disclosure is directly from Owner or through Owner's employees or agents; and (iv) "Recipient" refers to the party receiving any Proprietary Information hereunder. Standard exceptions to the confidentiality obligations shall apply and be more fully described in the definitive agreements.

     Recipient acknowledges and agrees that the Proprietary Information shall remain the sole and exclusive property of Owner or a third party providing such information to Owner. The disclosure of the Proprietary Information to Recipient does not confer upon Recipient any license, interest, or rights of any kind in or to the Proprietary Information, except as provided under this Letter Agreement. Recipient shall require any Recipient of Proprietary Information to abide by the restrictions of this Agreement concerning the Proprietary Information before disclosing such Proprietary Information to the Recipient. Subject to the terms set forth herein, Recipient shall protect the Proprietary Information of Owner with the same degree of protection and care Recipient uses to protect its own Proprietary Information, but in no event less than reasonable care. With regard to Confidential Information and the Trade Secrets, the obligations in this Section shall continue for a period of three (3) years after disclosure.

     3.  Termination.  Either party may terminate this Letter Agreement  on or
         ------------
after December 31, 1999 in the event the parties have not completed the mutually satisfactory definitive agreements or upon a material breach of this Letter Agreement by the other party, which breach shall continue for at least thirty days following delivery of written notice of such breach. The provisions of paragraph 2 shall survive the termination of this Letter Agreement.

     4.  Closing.  The transactions contemplated herein shall occur on a date to
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be set pursuant to the terms of the Additional Agreements, in the offices of
SciQuest, but, in any event, no later than 10:00 a.m. on December 31, 1999 (the "Closing").

     5.  Most Favored Nations Pricing.   SciQuest represents that the prices and
         ----------------------------
payment terms offered by SciQuest under its system are the optimum offered by SciQuest to any customer with comparable business terms, a comparable purchase pattern and comparable annual dollar volume. In the event any other customer is given better prices and/or terms by SciQuest, SciQuest shall automatically extend the same prices and/or terms to Monsanto retroactive to the date on which such terms were first offered.

     6.  Expenses.  Each party will bear and pay its own costs and expense
         --------
incurred with respect to the transactions contemplated herein.
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     7.  Publicity.  Neither SciQuest nor Monsantoshall issue a publicity
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release or public announcement or otherwise make any disclosure (other than disclosure by SciQuest relating to the registration statement on Form S-1 filed by it in connection with its initial public offering) concerning this Letter Agreement or the transactions contemplated hereby, without prior review and written consent by the other party hereto.

     8.  Entire Understanding.  This Letter Agreement and the attached Term
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Sheet embody the entire understanding of the parties hereto with respect to the transactions contemplated herein and supersede all prior or contemporaneous written or oral understandings or arrangements and commitments with respect thereto. This Letter Agreement and the attached Term Sheet may be amended, modified, superseded or canceled only by a written instrument which specifically states that it amends this such document, executed by an authorized officer of each entity to be bound thereby.

     9.  Governing Law.  This Letter Agreement shall be governed by and
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construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

     If this Letter Agreement is acceptable to you, please do so signify by signing this copy of the Letter Agreement and returning it to the undersigned no later than October__, 1999.


                                    Respectfully,

                                    SCIQUEST.COM, INC.


                                    By:  /s/ Scott Andrews
                                       ---------------------------------------
                                         Mr. M. Scott Andrews
                                         President and Chief Executive Officer

ACCEPTED AND AGREED TO BY:

MONSANTO


     By:     /s/ Janet L. Horgan
             -------------------------
     Name:   JANET L. HORGAN
             -------------------------
     Title:  ASSISTANT GENERAL COUNSEL
             -------------------------


Date:  10/21/99
      -------------------------------

                                   TERM SHEET

                               SciQuest.com, Inc.
                                      and
                                    Monsanto

                                October 12, 1999

- ------------------------------------------------------------------------------------------------------------------
Parties:                                              SciQuest.com, Inc. - "SciQuest"
                                                        Monsanto Company- "Monsanto"
- ------------------------------------------------------------------------------------------------------------------

Relationship:             Monsanto shall use its best efforts to use SciQuest as its  preferred third party direct laboratory products electronic aggregator for North America. In addition,
                          Monsanto shall not enter into any agreement with a third party to serve as a third party direct laboratory products electronic aggregator in any territory outside of
                          North America unless Monsanto shall have first notified SciQuest of such opportunity and shall have negotiated in good faith for SciQuest to act as its third party direct laboratory products electronic aggregator in such territory. Monsanto's shall make best faith efforts to use SciQuest as its exclusive third party electronic channel for marketing and selling its used, refurbished and surplus scientific equipment through an electronic distribution system.
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Term:                     3 years.
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Minimum Volume:           Monsanto shall use reasonable efforts to purchase a minimum of $5 million in Qualified
                          Scientific Products through the SciQuest system in each calendar year during the term of the relationship.  Failure to reach this above stated minimum volume in any year shall not be considered a breach of agreement.  The minimum volume shall include any purchases by "Monsanto Subsidiaries".  Monsanto Subsidiaries shall be defined as any foreign or domestic subsidiary, including any incorporated or unincorporated company, joint venture or partnership, which is at least fifty percent (50%) owned, directly or indirectly by Monsanto, or if not fifty percent (50%) owned, then the maximum percent ownership permitted by law in the relevant country, and shall include any company or enterprise which, irrespective of ownership, is operated by Monsanto or a "Monsanto
                          Subsidiary".  Only subsidiaries having the express authorization of Monsanto shall be included.
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Initial Warrants:         In partial consideration for Monsanto's entering into the relationship, directing  its suppliers to participate in the SciQuest system, participating in reasonable case studies and promoting as agreed to between the parties from time to time the SciQuest solution, SciQuest shall issue to Monsanto, upon the execution of Definitive
                          Agreements, a warrant to acquire 10,000 shares of SciQuest common stock at an exercise price of $0.001 per share.  One-third of the Initial Warrant shall be exercisable upon each anniversary of the date the Initial Warrant is granted.
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Monsanto's Suppliers:     Monsanto shall use its best efforts to direct  all of its suppliers of scientific products and supplies to use SciQuest as the Third Party Aggregator for Monsanto
                          purchases.  Monsanto agrees to the use of customary and reasonable letters, meetings and other communications designed to lead to the acceptance by such suppliers of
                          SciQuest as Monsanto's electronic purchasing intermediary.
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Participation in Case     Monsanto will, if it deems appropriate, participate in reasonable case studies to be
- ------------------------------------------------------------------------------------------------------------------

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
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 Study:                   conducted by SciQuest regarding electronic distribution of scientific products and supplies and the SciQuest system.  Monsanto acknowledges that by so agreeing it may incur certain reasonable expenses and that the results of such case studies may be used by SciQuest in its marketing efforts, if approved by Monsanto.  Monsanto specifically agrees to allow SciQuest to use  the fact that Monsanto is a customer of SciQuest in all reasonable business uses, if approved by Monsanto, and if specifically agreed to in writing, may consider allowing SciQuest to use its name in publications, etc.
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Promotion of SciQuest     As agreed by the parties on a case by case basis, Monsanto shall promote the SciQuest
 Solution:                solution in the scientific products industry, to scientific product suppliers and to other buyers of scientific products and supplies.
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

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Incentive Warrants:       To encourage maximum utilization of the SciQuest system by Monsanto, SciQuest shall issue to Monsanto, on February 15th 2001, 2002 and 2003, additional warrants to acquire that number of shares of SciQuest common stock determined below, at the price to the public in the initial public offering of SciQuest's common stock (the "Incentive
                          Warrants").  The number of shares of common stock eligible to be purchased pursuant to the Incentive Warrants for each calendar year shall be determined as follows:

                          .  For 2000 (which shall consist of the period from the date of this Term Sheet until
                          December 31, 2000), the number of shares shall be equal to the quotient of (i) the annual volume of Qualified Scientific Products sold to Monsanto through the SciQuest system divided by (ii) [++++++++].
                          .  For 2001, the number of shares shall be equal to the quotient of (i) the annual volume of  Qualified Scientific Products sold to Monsanto through the SciQuest system less year 2000 volume) divided by (ii) [++++++++].
                          .  For 2002, the number of shares shall be equal to the quotient of (i) the annual volume of Qualified Scientific Products sold to Monsanto through the SciQuest system less year 2001 volume) divided by (ii) [++++++++].

                          Incentive Warrants shall be exercisable upon issuance.  [++++++++++++++++++++]
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Termination of Warrants:  The Initial warrants and the Incentive warrants shall terminate, to the extent not already exercised, upon the termination of the Definitive Agreements and, in any event, five years after issuance.
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Adjustment of Shares:     All references to share information, including number of shares and price per share, shall be deemed automatically adjusted to reflect any stock dividend, stock split, reverse stock dividend or reverse stock split or any recapitalization of SciQuest.
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Qualified Scientific      Qualified Scientific Products are scientific products or supplies sold through the
 Products                 SciQuest system on standard terms; provided, however, that Qualified Scientific
                          Products shall not include orders of scientific products or supplies that are sold pursuant to terms negotiated by Monsanto with the supplier and that yield SciQuest a nominal commission or discount.
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